Exhibit 99.1(t)

MFS VARIABLE INSURANCE TRUST II

CERTIFICATION OF AMENDMENT

TO THE DECLARATION OF TRUST

TERMINATION OF SERIES

Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated August 12, 2003, as amended (the “Declaration”), of MFS Variable Insurance Trust II, a business trust organized under the laws of The Commonwealth of Massachusetts (the “Trust”), the undersigned, constituting a majority of the Trustees of the Trust, hereby certify that MFS New Discovery Portfolio, a series of the Trust, has been terminated.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of October 15, 2014 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.

STEVEN E. BULLER

Steven E. Buller

c/o MFS Investment Management

111 Huntington Avenue

Boston, MA 02199

ROBERT E. BUTLER

Robert E. Butler

c/o MFS Investment Management

111 Huntington Avenue

Boston, MA 02199

MAUREEN R. GOLDFARB

Maureen R. Goldfarb

c/o MFS Investment Management

111 Huntington Avenue

Boston, MA 02199

DAVID H. GUNNING

David H. Gunning

c/o MFS Investment Management

111 Huntington Avenue

Boston, MA 02199

WILLIAM R. GUTOW

William R. Gutow

c/o MFS Investment Management

111 Huntington Avenue

Boston, MA 02199

MICHAEL HEGARTY

Michael Hegarty

c/o MFS Investment Management

111 Huntington Avenue

Boston, MA 02199

JOHN P. KAVANAUGH

John P. Kavanaugh

c/o MFS Investment Management

111 Huntington Avenue

Boston, MA 02199

ROBERT J. MANNING

Robert J. Manning

MFS Investment Management

111 Huntington Avenue

Boston, MA 02199

ROBIN A. STELMACH

Robin A. Stelmach

MFS Investment Management

111 Huntington Avenue

Boston, MA 02199

LAURIE J. THOMSEN

Laurie J. Thomsen

c/o MFS Investment Management

111 Huntington Avenue

Boston, MA 02199

ROBERT W. UEK

Robert W. Uek

c/o MFS Investment Management

111 Huntington Avenue

Boston, MA 02199